================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

         Date of Report (Date of earliest event reported): July 1, 2002



             HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I (Exact name of registrant as specified in its charter)


                              HRSI FUNDING, INC. II
                            (Administrator of Trust)
              (Exact name as specified in Administrator's charter)

                   DELAWARE                                 333-58400                                36-4423162
         (State or Other Jurisdiction                      (Commission                            (I.R.S. Employer
              of Incorporation)                            File Number)                         Identification No.)


              2700 SANDERS ROAD                                                                        60070
          PROSPECT HEIGHTS, ILLINOIS                                                                 (Zip Code)
            (Address of Principal
              Executive Offices)







       Registrant's telephone number, including area code: (847) 564-5000

                                    No Change
 -------------------------------------------------------------------------------



          (Former name or former address, if changed since last report)



================================================================================

         Item 5.           Other Events

                  Household Private Label Credit Card Master Note Trust (the "Trust") and HRSI Funding, Inc. II ("HRSI II") registered issuances of up to $3,000,000,000 principal amount of Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-58400) (as amended, the "Registration Statement").

                  The Notes (as defined below) issued pursuant to the Registration Statement evidence indebtedness of the Trust, the assets of which consist primarily of receivables originated under various revolving consumer credit programs. After originated the receivables are transferred by certain receivable purchase agreements. The Receivables Purchase Agreement, dated as of June 12, 2001 (the "Bank RPA"), between Household Bank (SB), N.A. (the "Bank"), and Household Receivables Acquisition Company ("HRAC") has been amended and restated to allow, among other things, the Bank to transfer receivables on a daily basis. The Amended and Restated Receivables Purchase Agreement, dated June 12, 2002 (the "Amended and Restated Bank RPA") between the Bank and HRAC is attached hereto as Exhibit 10.1. The Amended and Restated Bank RPA has become effective as of July 1, 2002.

                  Also, pursuant to the above referenced Registration Statement, the Trust issued approximately $484,625,000 in aggregate principal amount of its Asset-Backed Notes, (the "Series 2002-1 Notes"), on March 28, 2002 for its Series 2002-1 issuance and approximately $499,325,000 in aggregate principal amount of its Asset-Backed Notes, (the "Series 2002-2 Notes", together with the Series 2002-1 Notes, the "Notes"), on March 28, 2002 for its Series 2002-2 issuance. This Form 8-K is also being filed to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Series 2002-1 Notes and Series 2002-2 Notes were issued under the terms of a Master Indenture, dated as of June 12, 2001, (the "Master Indenture"), attached hereto as Exhibit 4.1, among Wilmington Trust Company, not in its individual capacity, but solely as the Owner Trustee (the "Owner Trustee") of the Household Private Label Credit Card Master Note Trust I, and U.S. National Association, not in its individual capacity, but solely as the Indenture Trustee (the "Indenture Trustee") as supplemented by the Series 2002-1 Indenture Supplement, dated as of March 28, 2002 (the "Series 2002-1 Supplement") attached hereto as Exhibit 4.2, among the Owner Trustee and the Indenture Trustee, in the case of Series 2002-1 Notes, and the Series 2002-2 Indenture Supplement, dated as of March 28, 2002 (the "Series 2002-2 Supplement") attached hereto as Exhibit 4.3, among the Owner Trustee and the Indenture Trustee, in the case of Series 2002-2 Notes.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         4.1 Master Indenture, dated as of June 12, 2001 between the Trust, and the Indenture Trustee.*

         4.2 Series 2002-1 Indenture Supplement, dated March 28, 2002 between the Trust, as issuer, and the Indenture Trustee.

         4.3 Series 2002-2 Indenture Supplement, dated March 28, 2002 between the Trust, as issuer, and the Indenture Trustee.

         10.1 Amended and Restated Receivables Purchase Agreement, dated as of June 12, 2002 between the Bank and HRAC.


------------
* Previously filed with the Securities and Exchange Commission on August 22,
2001.

                                   SIGNATURES


                           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HRSI FUNDING, INC. II, as originator of the Trust, Co-Registrant and on behalf of the Trust as Co-Registrant

                                    By: /s/ J.W. Hoff
                                        ---------------------------------------
                                    Name:  J.W. Hoff
                                    Title: President and Chief Executive Officer




         Dated:  July 17, 2002

                                  EXHIBIT INDEX



EXHIBIT NO.                    DESCRIPTION
-----------                    -----------

     4.1 Master Indenture, dated as of June 12, 2001, between the Trust, and the Indenture Trustee.*

     4.2 Series 2002-1 Indenture Supplement, dated March 28, 2002, between the Trust, as issuer, and the Indenture Trustee.

     4.3 Series 2002-2 Indenture Supplement, dated March 28, 2002, between the Trust, as issuer, and the Indenture Trustee.


     10.1 Amended and Restated Receivables Purchase Agreement, dated as of June 12, 2002, between the Bank and HRAC.






------------
* Previously filed with the Securities and Exchange Commission on August 22,
2001.